UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2010

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 George Street New Haven, CT		06511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 624-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 10, 2010, Achillion Pharmaceuticals, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). Four proposals were voted on at the meeting: (1) the election of each of Dennis Liotta, David Scheer and Nicholas Simon as Class I directors to serve until the Company’s 2013 Annual Meeting of Stockholders, (2) the approval of an amendment to the Company’s 2006 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance from 250,000 to 500,000, (3) the approval of an amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance from 3,422,748 shares to 6,422,748 shares; and (4) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Stockholders of record at the close of business on April 20, 2010 were entitled to vote at the Annual Meeting. As of April 20, 2010, there were 38,521,896 shares of common stock outstanding and entitled to vote. A quorum consisting of 34,649,926 shares of common stock of the Company were present or represented at the meeting.

All of the proposals were approved by the requisite vote necessary for approval. The votes with respect to each of the proposals are set forth below.

1) The election of each of Dennis Liotta, David Scheer and Nicholas Simon as Class I directors to serve until the Company’s 2013 Annual Meeting of Stockholders:

Director Nominee	For	Withheld	Broker Non-Votes
Dennis Liotta	27,799,200	170,818	6,679,908

David Scheer	27,804,769	165,249	6,679,908

Nicholas Simon	27,761,563	208,455	6,679,908

(2) To approve an amendment to the Company’s 2006 Employee Stock Purchase Plan to increase by 250,000 shares the number of shares of common stock reserved for issuance thereunder from 250,000 to 500,000:

For	Against	Abstain	Broker Non-Votes
27,727,198	190,515	52,305	6,679,908

(3) To approve an amendment to the Company’s 2006 Stock Incentive Plan to increase by 3,000,000 shares the number of shares of common stock reserved for issuance thereunder from 3,422,748 shares to 6,422,748 shares:

For	Against	Abstain	Broker Non-Votes
27,406,766	513,596	49,656	6,679,908

(4) The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain
34,467,900	69,426	112,600

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2010

ACHILLION PHARMACEUTICALS, INC.

By:	/S/ MARY KAY FENTON
Mary Kay Fenton
Chief Financial Officer